Exhibit 99.2
September 6, 2023 Riot Platforms (NASDAQ: RIOT) Corporate Presentation NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms (NASDAQ: RIOT) H1 2023 Results Reaffirm Key Strengths and Position as the Leading Bitcoin Infrastructure Platform

1 Significant scale of operations

Total revenue[1]: **$150 million**

95,904 miners deployed / **10.7 EH/s** hash rate deployed[2]

3,890 Bitcoin mined[1] / **~21.5** Bitcoin mined/day

2 Low-cost producer

Direct cost to produce 1 BTC[1,3]: **$8,960/BTC**

Bitcoin Mining gross margin[1,3]: **64%**

Cost of power[1,3]: **3.5c/kWh**

3 Strong financial and liquidity position

Cash balance[4]: **$289 million**

Bitcoin held[4]: **7,265 BTC (~$221 million)**

Long-term debt outstanding[5]: **Zero**

RIOT

1. *Six months ended June 30, 2023.*
2. *As of June 30, 2023. Excludes 17,040 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Non-GAAP, net of $10.7 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $13,365 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 53% Bitcoin Mining gross margin.*
4. *As of June 30, 2023. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on June 30, 2023, of approximately $30,477 to the Company's 7,265 Bitcoin held.*
5. *As of June 30, 2023. Excluding net long-term balance of $0.3 million on Equipment Guidance Line at ESS Metron recognized within Other long-term liabilities on the Condensed Consolidated Balance Sheet.*

3

Best-in-Class Management Team Driving Value Creation 4 Strong operational benefits from vertically-integrated strategy Leading hash rate deployment and growth Unique power strategy in Texas drives low power costs Industry-leading financial strength, with near-term growth plans to 20.1 EH/s, and beyond, fully-funded Technological leader in industrial-scale immersion-cooling infrastructure build-out Key decision-making across multiple Bitcoin cycles 1 2 3 4 5 6

Strong Operational Benefits from Vertically-Integrated Strategy… 5 1 Rockdale Facility Corsicana Facility ESS Metron ▪ Largest Bitcoin mining data center in North America1 with 700 MW of total capacity in Rockdale, Texas ▪ 12.5 EH/s by Q4 2023 ▪ 200 MW of capacity across two buildings dedicated to immersion-cooled self-mining operations ▪ Second large-scale development located in Corsicana, Texas with anticipated 1 GW of total capacity approved by ERCOT ▪ Expansion underway, with initial phase of 400 MW of immersion-cooled data center infrastructure under development ▪ Miner order placed representing 7.6 EH/s for first two buildings of Phase I (200 MW) ▪ Mining expected to commence Q1 2024 ▪ Critical provider of Riot’s infrastructure including customized immersion-cooling technology ▪ Diversifies revenue base and de-risks procurement of infrastructure supply tied to Riot’s expansion plans ▪ Premier provider of highly-engineered electrical equipment products to ~100 existing customers, including a number of Fortune 500 companies 1. As measured by developed capacity.

… Driving Positive Financial and Operational Benefits 6 1 Strong operational benefits… Industrial-scale miner fleet “plugged-in” at an industry-leading, low-cost of power Miner deployments Infrastructure development Suppliers Security Controlled infrastructure development timeline matching deployment schedule of miners Zero reliance on third-party hosting providers Physical and cyber operations monitored on-site 24/7 …driving positive financial performance 1 Enhanced profitability 2 Greater balance sheet flexibility Greater diversification of revenues Expanded relationships with key industry players Deepened industry knowledge driving best-in-class management decision-making 3 4 5

7 Note: ‘Optional MicroBT Order’ represents hash rate increase associated with Riot’s option to order an additional 66,560 miners, representing approximately 15.3 EH/s in total. Currently assumes a deployment schedule of 16,640 miners in Q4’24, 16,640 miners in Q1’25, 16,640 miners in Q3’25, and 16,640 miners in Q4’25. 3.1 EH/s 9.7 EH/s 10.5 EH/s 10.7 EH/s 10.7 EH/s 12.5 EH/s 16.3 EH/s 20.1 EH/s 20.1 EH/s 35.4 EH/s 0.0 EH/s 5.0 EH/s 10.0 EH/s 15.0 EH/s 20.0 EH/s 25.0 EH/s 30.0 EH/s 35.0 EH/s 40.0 EH/s 2021A 2022A Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3'24 2025 Historical Rockdale Rockdale Building ‘G’ Corsicana Optional MicroBT Order Assuming full exercise of additional MicroBT purchase option 2 Leading Hash Rate Deployment and Growth

8 Source: Hashrate Index by Luxor as of July 28, 2023. ▪ Riot began testing MicroBT miners in Q4 of 2022 ▪ Consistently demonstrates high uptime ▪ Purpose built for immersion-cooling use ▪ Made in the USA ▪ Initial order of 33,280 miners for the first two buildings in the Corsicana facility ▪ 8,320 M56S+ miners @ $20.00/TH ▪ 24,960 M56S++ miners @ $22.00/TH ▪ Delivery of miners to begin November 2023 ▪ Adds approximately 7.6 EH/s ▪ Option to purchase up to an additional 66,560 M56S++ miners (22 J/TH) at the same price ($22/TH), locking in pricing irrespective of cyclicality in ASIC prices seen in previous bull markets ▪ Gives Riot clear path to increase self-mining by an additional ~15 EH/s by the end of 2025 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $- $20 $40 $60 $80 $100 $120 $140 Jul-20 Nov-20 Mar-21 Jul-21 Nov-21 Mar-22 Jul-22 Nov-22 Mar-23 Jul-23 25 to 28 J/Th Under 25 J/Th BTC Price MicroBT M56S++ Order Option @ $22/TH $/TH Historical ASIC & BTC Price History1 BTC Price MicroBT Miner Order Secures Future ASIC Miner Purchase Supply and Pricing 2

3 Operations Concentrated in Texas, the Most Attractive Jurisdiction for Bitcoin Mining

1 Low-cost power and attractive demand-response programs which allow large-scale operators to further reduce total power costs

2 Business-friendly environment supportive of the economic opportunities generated by the Bitcoin mining industry makes Texas the leading, most popular jurisdiction by Bitcoin mining capacity

Direct cost to mine 1 BTC – Full Year 2022 ($/BTC)[1]



Regulated energy market
Deregulated energy market
Riot's power strategy drives lower power cost resulting in competitive unit economics
$15,701
$14,285
$13,196
$13,179
$12,505
$12,454
$11,987
$11,901
$11,225
Georgia
Pennsylvania
New York
Kentucky
Nebraska
Texas
North Dakota
North Carolina
2

Texas has the largest operational Bitcoin mining capacity in the US[3]



Washington 65 MW
North Dakota 200 MW
New York 215 MW
Pennsylvania 190 MW
Nebraska 100 MW
Ohio 83 MW
150 MW Kentucky
Tennessee 60 MW
104 MW
North Carolina
18 MW
South Carolina
Georgia 373 MW
Texas 2,018 MW

1. Based on average global Bitcoin network statistics for full year 2022 (source: Blockchain.com), 30.5 J/TH miner efficiency, and average industrial electricity price for full year 2022 (source: EIA); includes US states with 100 MW or greater of operational Bitcoin mining power capacity.
2. Net of power curtailment credits.
3. Source: TheMinerMag; based on operational Bitcoin mining power capacity data from latest public filings; includes data from Argo, Applied Digital, BitDeer, Bitfarms, Bit Mining, Cipher, CleanSpark, Core Scientific, Digihost, Greenidge, HIVE, Hut8, Iris Energy, Mawson, Rhodium, Riot, Stronghold, Terawulf, and US Bitcoin.

RIOT

9

10 Proportion of Renewable Energy Production in ERCOT Continues to Increase 3 69% 59% 44% 19% 25% 26% 1% 6% 22% 11% 10% 5% 0.4% 0.2% 3% 0.2% 2018 2022 2024 Non-renewable Wind Solar Storage Nuclear Other ▪ By the end of 2024, ~44% of ERCOT’s installed capacity will be generated from non-renewable sources ▪ Bitcoin Mining is the perfect complement for intermittency issues associated with Renewable Generation ▪ Bitcoin Mining is one of the few industries that can lower energy consumption and support the grid during times of demand stress #1 in renewable energy production1,2 in the US with wind and solar accounting for 48% of total energy generation capacity in the ERCOT grid by 2024 3 ERCOT energy generation fuel mix Sources: ERCOT, U.S. Energy Information Administration. 1. As of year end December 31, 2022. 2. Includes wind, solar, biomass, and geothermal energy sources.

11 3 Long-Term Power Contracts Form the Basis of Riot’s Power Strategy Riot's Power Strategy Employed Through 3 Primary Mechanisms ▪ Riot powers down operations and returns power back to the utility when market prices are higher than Bitcoin mining revenues ▪ Riot receives power credits for difference between market power price and Riot’s fixed power price ▪ Economic maximization between Bitcoin mining and electricity markets ▪ Riot competitively bids to sell ERCOT the option to control Riot’s electrical load in certain hours ▪ ERCOT compensates in the form of Demand Response Credits, which are received whether or not ERCOT calls to power down ▪ Riot voluntarily powers down operations during times of peak demand in summer months ▪ Participation gives substantial savings on transmission costs in future power bills, reducing overall power costs Manual Curtailment 1 ERCOT Ancillary Services 2 ERCOT 4 Coincident Peak ("4CP") Program 3 Made Possible By Riot’s 345MW Long-Term 24/7 Fixed-Price Power Contract Demand Response Credits Received June 2023 $1.7 Million July 2023 $1.8 Million August 2023 $7.4 Million Power Credits Received June 2023 $8.4 Million July 2023 $6.0 Million August 2023 $24.2 Million

$59.5 $36.6 $118.4 $28.4 $16.2 ($112.3) ($150.00) ($100.00) ($50.00) $0.00 $50.00 $100.00 $150.00 June July August Average Power Price Per Month Per MWh LZ South Riot Self-Mining Power Cost 1 2 Utilization of Power Strategy Drives Significant Reductions in Effective Power Costs to Riot 12 3 ▪ Riot’s unique power strategy consistently outperforms buying spot power from ERCOT in its load zone ▪ When other miners are forced to turn off due to high prices, Riot can use its fixed low-price contracts to sell power to the utility provider ▪ Demand Response and Power Credits received lower Riot’s effective power price per MWh 1. ERCOT average real-time settlement prices based on 15-minute settlement windows. Riot’s Rockdale Facility is located in ERCOT’s Load Zone South 2. Riot’s realized cost to mine per megawatt hour (MWh) is based on the amount of megawatt hours of self-mining in each month and the total expense under power contracts allocated to self-mining inclusive of any power curtailment or demand response credits allocated to self-mining for each month. Figures are inclusive of 2022 4CP savings as realized on 2023 power bills. All numbers shown here are preliminary and unaudited. Average Power Price per Month per MWh for Load Zone South and Riot

3 Fixed Power Block Gives Riot Ability to Benefit from High Power Costs when Bitcoin Mining may be Less Economical


LZ South Average Settlement Price [1]
$/MWh Mining Revenue [2]
Average settlement price >$500/MWh
Riot's average cost of power [3]
$210/MWh
$190/MWh
$170/MWh
$150/MWh
$130/MWh
$110/MWh
$90/MWh
$70/MWh
$50/MWh
$30/MWh
$10/MWh
-$10/MWh
January-23
February-23
March-23
April-23
May-23
June-23
July-23
August-23

1. *ERCOT South Hub (7x24) average historical settlement price from January 1, 2023, to August 19, 2023.*
2. *Riot's $/MWh self-mining revenue, based on BTC mined per day, BTC closing price, and self-mining power draw per day.*
3. *6-months ended June 30, 2023. Non-GAAP, net of $10.7 million of power curtailment credits allocated to Bitcoin Mining.*

13

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0.00 $500.00 $1,000.00 $1,500.00 $2,000.00 $2,500.00 $3,000.00 $3,500.00 $4,000.00 $4,500.00 $5,000.00 12:00 AM 1:00 AM 2:00 AM 3:00 AM 4:00 AM 5:00 AM 6:00 AM 7:00 AM 8:00 AM 9:00 AM 10:00 AM11:00 AM12:00 PM 1:00 PM 2:00 PM 3:00 PM 4:00 PM 5:00 PM 6:00 PM 7:00 PM 8:00 PM 9:00 PM 10:00 PM11:00 PM Riot Self-Mining Revenue per MWh LZ_South Real Time Pricing Riot Self-Mining Power Usage % of Total Capacity 14 Riot’s Power Strategy in Action – Economic Optimization on June 20, 2023 3 Riot sells power back when power prices exceed BTC mining breakeven3 1. Self-mining revenue based on combination of bitcoin generated by self-mining operations and the average bitcoin price during the day, combined with all power credits received during June 20, 2023. 2. Real Time Market Settlement Point Prices for ERCOT Load Zone South based on average 15 minute interval on June 20, 2023 3. Amount equal to $93 per MWh, calculated based on daily average bitcoin price and network conditions as of June 20, 2023 and miner efficiency of 30 J/Th/s. 4. Riot is able to turn off and monetize fixed price power contracts though Power Credits and Demand Response Credits, average price received during June 20, 2023 were $62.86 per MWh and $688.29 per MWh, respectively. Total credits received on day of June 20, 2023 are $6.22 Million Riot mines BTC at full capacity Riot receives Power and Demand Response Credits4 Riot mining operations resume 1 2

15 1. As of June 30, 2023. 2. Assumes $30,000 BTC price increasing at a 2% monthly escalator, broker analysts global network hash rate of 381 EH/s in 2023 (July to December) and 349 EH/s in 2024 (January to December), majority of monthly BTC production sold (net of fees), self-mining operations from the Rockdale Facility, and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 3. Assumes outstanding infrastructure capital expenditure as of June 30, 2023, only. 4. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. ‘$178 million optional order’ figure only includes the first option of 33,280 miners and does not include the second option of 33,280 miners. Q2 2023 Estimated BTC sales Corsicana Facility 400 MW build-out Corsicana miner purchase $289 million Cash balance1 3 4 7,265 BTC1 2 Industry-Leading Financial Strength, with Growth Plans Through Year-End 2024 Already Fully-Funded and Independent of External Financing 4 $231 million $173 million $178 million optional order 4

G 16 1. Phase 1 of the Corsicana Facility development is comprised of the buildout of an initial 400 MW of immersion-cooled data center infrastructure. 1 Corsicana Facility Development Capex spent as of Q2 2023 Q3-Q4 2023 capex estimate 2024 capex estimate Total phase 1 capex Corsicana Phase 1 Capex Schedule1 $102mm $333mm $150mm $81mm Corsicana Facility – Development of Riot’s Second Large-Scale Facility [1 GW] Continues 4

17 Q4 2022 Groundbreaking Ceremony Kick-off Ground Works Q2 2023 Cut & Fill Structural Metal Buildings Delivered on Site Q4 2023 Tanks Commissioning Q4 2023 Building A1 Erection Q2 2023 Inventory Building Cut & Fill Q1 2024 First Batch of Miners Online Q2 2024 Second Batch of Miners Online 4 Corsicana Facility – First Batch of ASIC Miners to go Online in Q1 2024

Technological Leader in Industrial-Scale Immersion-Cooling Infrastructure Build-Out 18 5 Rockdale Facility Corsicana Facility Benefits of Immersion-Cooling1 ▪ Rockdale Facility is the largest known fully operational industrial-scale immersion-cooled Bitcoin mining operation ▪ Two immersion-cooled buildings (200 MW) for self-mining at the Rockdale Facility have been completed ▪ Initial 400 MW development at the Corsicana Facility will implement immersion-cooling infrastructure and technology ▪ Agreement with Midas provides delivery of 200 MW of new immersion cooling systems for the first two buildings at Corsicana ▪ Miners purchased from MicroBT are purpose-built for immersion-cooled mining ▪ Provides clear pathway to deploying an additional 200 MW of immersion-cooled miners by Q2 2024 Increased heat dissipation – immersion fluids are more thermally conductive than air, increasing heat absorption and moving it quickly away from miners Cleaner operating conditions – prevents dust and debris from getting into hardware, decreasing cleaning and maintenance requirements Improved energy efficiency – removal of miner fans decreases energy usage and increases hash rate power Increased hardware asset life – significantly reduces vibrations and temperature fluctuations which cause hardware degradation 1: Source: Braiins (Economics of Immersion Cooling for Bitcoin Miners); Braiins is a Bitcoin mining operations company with software solutions including custom ASIC firmware and mining pool.

6 Key Decision-Making Across Multiple Bitcoin Cycles

1 Early, large-scale adopter of leading-edge ASIC miners

2 Successfully executed key strategic acquisitions and organic initiatives driving growth

3 Balance sheet prepared for the cycles through timely equity capital raises and zero debt driving current, leading liquidity position



Dec 2019: Purchased 4,000 S17 Pro miners
Aug-Dec 2020: Purchased 30,600 S19 Pro / S19j Pro miners
Mar 2021: Purchased 43,500 S19j miners
Oct 2021: Purchased 9,000 S19j Pro miners
Dec 2021: Purchased 30,000 S19XP miners
Dec 2021: Acquired ESS Metron
Apr 2022: Initiated 1 GW expansion site in Corsicana, TX
Jun 2023: Purchased 8,320 M56S+ and 24,960 M56S++ miners
Jun 2023: Completed $500 million raise at $9.35/sh
Sep 2020: Completed $50 million raise at $2.23/sh
Dec 2020: Completed $265 million raise at $5.30/sh
May 2021: Acquired 300 MW facility in Rockdale, TX; announced 400 MW expansion
Jan 2021: Completed $85 million raise at $19.13/sh
Dec 2021: Completed $600 million raise at $29.53/sh
Aug 2023: Started new $750 million raise
Jan-19
Jun-19
Nov-19
Apr-20
Sep-20
Feb-21
Jul-21
Dec-21
May-22
Oct-22
Mar-23
Aug-23
Bitcoin price ($/BTC)1

Experienced management team successfully navigated through multiple Bitcoin cycles resulting in an industry-leading position

- ✓ 150,000+ miners fully funded
- ✓ Acquired Rockdale Facility and completed expansion to 700 MW
- ✓ 1 GW Corsicana Facility initiated
- ✓ Cumulative capital raised[2] at a weighted avg. price of ~$10/sh
- ✓ $289 million cash balance and zero long-term debt[3]

1. *Source: Blockchain.com; historical Bitcoin price from January 2019, to August 2023, based on monthly price average.*
2. *Since initiation of the 2019 ATM Offering.*
3. *As of June 30, 2023. Excluding net long-term balance of $0.3 million on Equipment Guidance Line at ESS Metron recognized within Other long-term liabilities on the Condensed Consolidated Balance Sheet.*

RIOT

19

6 Riot is Strongly Positioned Going into the "Halving"

1 Leading Fleet Efficiency


27.7 J/TH[1]
24.7 J/TH[1]
25.3 J/TH
33.4 J/TH
31.4 J/TH
N/A
N/A
29.0 J/TH
25.7 J/TH
38.0 J/TH
N/A
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average Network Efficiency of 32.5 J/TH[2]

2 Low Cost to Mine BTC


$8,960
$17,301
$13,770
$8,188
$20,130
$18,318
$12,213
$7,653
$15,355
$12,881
Peer 1
Peer 2[3]
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average of $13,979

3 Strong Net Liquidity Position[4]


$430M
-$372M
$86M
-$2M
$278M
$44M
$25M
-$74M
$34M
$39M
Peer 1
Peer 2[3]
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9

RIOT

Source: Latest publicly available fleet efficiency data available from company filings, press releases, and management presentations as of July 31, 2023.

1. *'27.7 J/TH' figure is representative of current operating miners deployed. '24.7 J/TH' figure reflects Riot's expected fleet efficiency following full deployment of self-mining operations in Phase 1 of the Corsicana Facility.*
2. *Source: Coin Metrics as of July 31, 2023.*
3. *Includes only Q1 2023 figures due to unavailability of Q2 2023 data.*
4. *Calculated as Cash & Cash Equivalents + BTC on balance sheet – Long Term Debt from quarterly filings as of June 30, 2023.*

20

Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 21 Rendering of Full Development of Corsicana Facility

Appendix 22

23 Rockdale Facility – Largest Bitcoin Mining Facility in North America1 Building Start-date Capacity Building type Business model A Q2 2020 100 MW Air-cooled Hosting B Q3 2020 100 MW Air-cooled Self-mining, hosting C Q3 2020 100 MW Immersion-cooled Hosting D Q3 2022 100 MW Air-cooled Self-mining E Q1 2023 100 MW Air-cooled Self-mining F Q4 2021 100 MW Immersion-cooled Self-mining G Q4 2023 100 MW Immersion-cooled Self-mining Total 700 MW A B C D E F G A B C D E F G 1. As measured by developed capacity

24 Management Team and Board of Directors ✓ Unique, Bitcoin-focused strategic vision ✓ Veteran public company expertise ✓ Supported by industry-leading infrastructure expansion capabilities ✓ Highly experienced independent directors Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board William Jackman Executive Vice President, General Counsel Colin Yee Executive Vice President, Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director Jason Chung Executive Vice President, Head of Corporate Development & Strategy

25 Statement of Operations (Unaudited) 2023 2022 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 97,765 $ 104,096 - Data Center Hosting 16,703 19,528 - Engineering 35,459 29,062 - Other Revenue 48 48 Total Revenue $ 149,975 $ 152,734 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 45,546 $ 37,089 - Data Center Hosting 47,794 30,169 - Engineering 33,745 26,724 Selling, General and Administrative 32,511 21,623 Depreciation and Amortization 125,502 34,807 Change in Fair Value of Derivative Asset (7,331) (104,614) Power Curtailment Credits (16,545) (8,258) Realized Gain on Sale/Exchange of Bitcoin (33,603) (24,925) Impairment of Bitcoin 10,110 127,289 Other Expenses 1,556 327,210 Total Costs and Expenses 239,285 467,114 Operating Income (Loss) $ (89,310) $ (314,380) Total Other Income (Expense) 1,078 (8,488) Net Income (Loss) Before Taxes (88,232) (322,868) Total Income Tax Benefit (Expense) 4,857 5,887 Net Income (Loss) $ (83,375) $ (316,981) Basic and Diluted Net Income (Loss) per Share $ (0.51) $ (2.56) Basic and Diluted Weighted Average Number of Shares Outstanding 162,559,956 123,760,839 Six Months Ended June 30,

26 Balance Sheet (Unaudited) As of June 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Assets: Current Assets: Cash and Cash Equivalents $ 289,176 $ 230,328 Accounts Receivable, net 13,181 26,932 Contract Assets 19,063 19,743 Prepaid Expenses and Other Current Assets 20,132 32,661 Bitcoin 140,931 109,420 Future Power Credits, Current Portion 271 24,297 Total Current Assets $ 482,754 $ 443,381 Property and Equipment, net $ 699,637 $ 692,555 Deposits 30,414 42,433 Finite-lived Intangible Assets, net 18,622 21,477 Derivative Asset 104,828 97,497 Operating Lease Right-of-Use Assets 21,221 21,673 Future Power Credits, less current portion 638 638 Other Long-Term Assets 816 310 Total Assets $ 1,358,930 $ 1,319,964

27 Balance Sheet (Unaudited) (continued) As of June 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Liabilities and Stockholder's Equity: Current Liabilities: Accounts Payable $ 12,616 $ 18,445 Contract Liabilities 3,117 8,446 Accrued Expenses 27,307 65,464 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 Deferred Revenue, current portion 2,670 2,882 Contingent Consideration Liability - future power credits, current portion 271 24,297 Operating Lease Liability, current portion 2,343 2,009 Total Current Liabilities $ 74,331 $ 121,543 Deferred Revenue, less current portion $ 16,853 $ 17,869 Operating Lease Liability, less current portion 19,510 20,242 Contingent Consideration Liability - future power credits, less current portion 638 638 Other Long-Term Liabilities 6,688 8,230 Total Liabilities $ 118,020 $ 168,522 Stockholders' Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of June 30, 2023 and December 31, 2022 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of June 30, 2023 and December 31, 2022 - - Common Stock, no par value; 340,000,000 shares authorized; 182,250,554 and 167,751,112 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 2,080,627 1,907,784 Accumulated Deficit (839,717) (756,342) Total Stockholders' Equity 1,240,910 1,151,442 Total Liabilities and Stockholders' Equity $ 1,358,930 $ 1,319,964

28 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our June 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Net Income (Loss) $ (83,375) $ (316,981) Interest Income (Expense) (1,013) 357 Income Tax Expense (Benefit) (4,857) (5,887) Depreciation and Amortization 125,502 34,807 EBITDA $ 36,257 $ (287,704) Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense $ 1,133 $ 3,743 Acquisition-Related Costs - 78 Change in Fair Value of Derivative Asset (7,331) (104,614) Change in Fair Value of Contingent Consideration - 176 (Gain) Loss on Marketable Equity Securities - 8,072 Loss (Gain) on Sale/Exchange of Equipment 30 (8,614) Casualty-Related Charges (Recoveries), net 1,526 - Impairment of Goodwill - 335,648 Other (Income) Expense (65) 59 Other Revenue, (Income) Expense Adjustments: License Fees (48) (48) Total Adjustments (4,755) 234,500 Adjusted EBITDA $ 31,502 $ (53,204) Six Months Ended June 30,

29 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP measures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our June 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Bitcoin Mining: Revenue $ 97,765 $ 104,096 Cost of Revenues 45,546 37,089 Power Curtailment Credits (10,589) (2,820) Cost of Revenues, net of Power Curtailment Credits 34,957 34,269 Bitcoin Mining Revenue in excess of Cost of Revenues, net of Power Curtailment Credits $ 62,808 $ 69,827 Bitcoin Mining Revenue in excess of Cost of Revenues, net of Power Curtailment Credits as a percentage of Revenue 64.2% 67.1% Data Center Hosting: Revenue $ 16,703 $ 19,528 Cost of Revenues 47,794 30,169 Power Curtailment Credits (5,956) (5,438) Cost of Revenues, net of Power Curtailment Credits 41,838 24,731 Data Center Hosting Revenue in excess of Cost of Revenues, net of Power Curtailment Credits $ (25,135) $ (5,203) Data Center Hosting Revenue in excess of Cost of Revenues, net of Power Curtailment Credits as a percentage of Revenue -150.5% -26.6% Total Power Curtailment Credits $ (16,545) $ (8,258) Six Months Ended June 30,